Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2011
Cash and Cash Equivalents:
Cash and Cash Equivalents

4.               CASH AND CASH EQUIVALENTS

Cash and cash equivalents are comprised of:

	December 31, 2011	December 31, 2010
USD bank accounts	432,624	89,725
Russian ruble bank accounts	116,949	152,957
Euro bank accounts	52,524	60,665
Bank accounts in other currencies	23,892	30,842
Other	17,390	6,611
Total cash and cash equivalents	643,379	340,800

As of December 31, 2011, short-term deposits with an original maturity of less than 90 days in the amounts of $249,986, $95,176 and $251 were included in USD bank accounts, Russian ruble bank accounts and Bank accounts in other currencies, respectively.

As of December 31, 2010, short-term deposits of $808 and $185 with an original maturity of less than 90 days were included in Euro bank accounts and Bank accounts in other currencies, respectively.